Exhibit 10.2

OMNIBUS AMENDMENT NO. 5
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 5 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of June 21, 2013, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    Quicksilver Resources Inc., as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, and Omnibus Amendment No. 4 dated as of April 30, 2013, and as amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The Combined Borrowers have requested that the Required Lenders and the Required U.S. Lenders agree, and the Required Lenders and the Required U.S. Lenders have agreed, to amend certain provisions of the Combined Credit Agreements to, among other things, facilitate the incurrence of Permitted Second Lien Debt.
D.    The U.S. Guarantors are party to that certain Guaranty Agreement dated as of September 6, 2011 (as amended, supplemented or modified, the “U.S. Guaranty”).
E.    The U.S. Guarantors and the Canadian Guarantors are party to that certain Guaranty Agreement dated as of December 22, 2011 (as amended, supplemented or modified, the “Canadian Guaranty” and, together with the U.S. Guaranty, the “Guaranties”).

F.    The U.S. Borrower and certain U.S. Guarantors are party to that certain Pledge Agreement dated as of December 22, 2011 (as amended, supplemented or modified, the “U.S. Pledge Agreement”).
G.    The Canadian Borrower and certain Canadian Guarantors are party to that certain Pledge Agreement dated October 26, 2012 (as amended, supplemented or modified, the “Canadian Pledge Agreement” and, together with the U.S. Pledge Agreement, the “Pledge Agreements”; the Pledge Agreements and the Guaranties, the “Specified Collateral Documents”).
H.     The U.S. Borrower is party to that certain Mortgage, Deed of Trust Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated as of September 6, 2011, as amended by that First Amendment thereto dated December 22, 2011 and that Second Amendment thereto dated as of the date hereof, which is attached hereto as Exhibit B (the “Second Mortgage Amendment”).
I.    To comply with Section 8.13(f) of each Combined Credit Agreement and to facilitate uniformity between the Specified Collateral Documents and certain Second Lien Debt Documents, the Combined Borrowers are complying with a request by the Global Administrative Agent to amend the Specified Collateral Documents pursuant to this Amendment and to enter into the Second Mortgage Amendment.
J.    In accordance with the requirements of Section 9.02(u) of each Combined Credit Agreement and in connection with the expected incurrence of Permitted Second Lien Debt on the date hereof, the U.S. Borrower, certain U.S. Guarantors, the Global Administrative Agent, as representative for the Secured Parties, Credit Suisse AG, Cayman Islands Branch, as representative for the initial holders of such expected Permitted Second Lien Debt, and The Bank of New York Mellon Trust Company N.A., as trustee under a Second Lien Debt Agreement and agent for the holders of such expected Permitted Second Lien Debt, have agreed to enter into a Second Lien Intercreditor Agreement substantially in the form of Exhibit C attached hereto on the date hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.
Section 2.    Amendments to Combined Credit Agreements.
2.1    Amendments to Table of Contents. Page (iv) of the table of contents of each of the Combined Credit Agreements is amended to add Schedule 1.01 attached hereto as Exhibit A.
2.2    Amendments to Section 1.02—Certain Defined Terms.

(a)    The following definitions are hereby added where alphabetically appropriate to each of the Combined Credit Agreements:
““Fifth Omnibus Amendment” means that certain Omnibus Amendment No. 5 To Combined Credit Agreements, dated as of June 21, 2013, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the Global Administrative Agent and the other parties party thereto.
“Specified Second Lien Transaction Costs” means the “Transaction Costs” (as defined in the Second Lien Debt Documents on the date hereof) that are related to the initial incurrence of Permitted Second Lien Debt.”
(b)    The definition of “Cash Interest Expense” in the:
(i) U.S. Credit Agreement is hereby amended to read as follows:
““Cash Interest Expense” means, with respect to the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Borrower or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Borrower and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the Canadian Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate, (ii) if the Borrower or any Consolidated Restricted Subsidiary shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent and (iii) with respect to the repayment of the Loans occurring substantially concurrently with the consummation of the Barnett Shale Joint Venture, Cash Interest Expense shall be subject to pro forma adjustment for such repayment, with the amount of such repayment being deemed to be no greater than $155,000,000 for purposes of such adjustment, as if such repayment had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”
(ii) Canadian Credit Agreement is hereby amended to read as follows:
““Cash Interest Expense” means, with respect to the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Parent or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Parent and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the U.S. Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate, (ii) if the Parent or any Consolidated Subsidiary shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent and (iii) with respect to the repayment of the Loans occurring substantially concurrently with the consummation of the Barnett Shale Joint Venture, Cash Interest Expense shall be subject to pro forma adjustment for such repayment, with the amount of such repayment being deemed to be no greater than $155,000,000 for purposes of such adjustment, as if such repayment had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”
(c)    In the definition of “Consolidated Net Income” in each Combined Credit Agreement:
(i)    Clause (d) is hereby amended to read as follows:

“(d)    non-cash gains, losses or adjustments, including non-cash gains, losses or adjustments under authoritative guidance from the FASB as a result of changes in the fair market value of derivatives and any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns and writedowns under authoritative guidance from the FASB as a result of accounting for oil and gas activities, goodwill and other intangible assets, and property, plant and equipment (for the avoidance of doubt, realized gains or losses will be counted in Consolidated Net Income in the quarter that cash is actually received or paid, including with respect to the Swap Restructuring which occurred during the fiscal year ended December 31, 2012 (it being understood that, notwithstanding anything to the contrary herein, (i) the parties intend for gains resulting from such Swap Restructuring to be added to and losses resulting from such Swap Restructuring to be deducted from, in each case, Consolidated Net Income in the quarter that cash is actually received or paid in respect thereof and not to count such gains or losses as non-cash gains or losses, and (ii) the amount of such gains and losses, in each case, shall be the amounts set forth in Schedule 1.01));”

(ii)    Clause (h) is hereby amended to read as follows:
“(h)    any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 (it being understood that such transaction refers to the contemplated MLP transaction in respect of the MLP Barnett Shale Assets and does not refer to the Barnett Shale Joint Venture), (ii) the Second Omnibus Amendment, (iii) the Fourth Omnibus Amendment and (iv) any strategic transactions in respect of the Barnett Shale Joint Venture, asset dispositions or acquisitions or the evaluation thereof or of other transactions, whether or not consummated, which, in each case, are paid in the fiscal year ended December 31, 2013 and are in an aggregate amount not to exceed $5,000,000;”
(iii)    Clause (k) is hereby amended to read as follows:
“(k)    severance, retirement, separation or other related expenses in an aggregate amount not to exceed $10,500,000;”
(iv)    The following new sentence is hereby added at the end of the definition of “Consolidated Net Income”:
“It is understood, for avoidance of doubt, that, with respect to determining whether any cap on an amount that may be excluded from Consolidated Net Income has been exceeded, the phrase ‘in an aggregate amount’ shall refer to amounts excluded in respect of applicable events that occurred in such period and in any prior periods (e.g., clause (k) permits any severance, retirement, separation or other related expenses incurred during the term of this Agreement to be excluded so long as the total amount of such expenses does not exceed $10,500,000).”
(d)    The definition of “Material Acquisition” in the:
(i) U.S. Credit Agreement is hereby amended to read as follows:

““Material Acquisition” means the acquisition of the Equity Interests of a Person or the acquisition of assets from a Person, in each case for consideration of at least $25,000,000; provided that if Borrower or its Restricted Subsidiaries exercises Borrower’s right to pay the “Full Completion” difference pursuant to and as defined in that certain agreement dated March 19, 2012 by and between Borrower and Eni Petroleum US LLC causing Borrower’s interest in the wells subject to that agreement to revert to Borrower, then such reversion shall be treated as a Material Acquisition regardless of the consideration paid for purposes of determining whether EBITDAX shall be subject to pro forma adjustment for such acquisition.”
(i) Canadian Credit Agreement is hereby amended to read as follows:
““Material Acquisition” means the acquisition of the Equity Interests of a Person or the acquisition of assets from a Person, in each case for consideration of at least $25,000,000; provided that if the Parent or its Restricted Subsidiaries exercises Parent’s right to pay the “Full Completion” difference pursuant to and as defined in that certain agreement dated March 19, 2012 by and between Parent and Eni Petroleum US LLC causing Parent’s interest in the wells subject to that agreement to revert to Parent, then such reversion shall be treated as a Material Acquisition regardless of the consideration paid for purposes of determining whether EBITDAX shall be subject to pro forma adjustment for such acquisition.”
(e)    The definition of “EBITDAX” in the each of the Combined Credit Agreement is hereby amended to add the following sentence to the end of such definition: “For avoidance of doubt, no expense or charge shall be added back to Consolidated Net Income for purposes of determining EBITDAX to the extent such expense or charge has been already excluded for purposes of determining Consolidated Net Income”.
(f)     To reflect the incurrence of Permitted Second Lien Debt, the definition of “Permitted Liens” in the:
(i) U.S. Credit Agreement is hereby amended to read as follows:
““Permitted Liens” means with respect to (a) any Oil and Gas Property of the Borrower or any Restricted Subsidiary of the types described in clauses (a), (b), (c), (e) and (f) of the definition of “Oil and Gas Properties” evaluated in the Reserve Reports used in the most recent determination of the Global Borrowing Base, the Liens permitted under clauses (a), (b), (c), (g), (h), (j) and (n) of Section 9.03, (b) any Equity Interests issued by any Restricted Subsidiary, Liens of the type described in clause (a) of the definition of “Excepted Liens” or clause (n) of Section 9.03 and (c) all property and assets (other than those referred to in the foregoing clauses (a) and (b)), Liens of the type listed under Section 9.03.”
(ii) Canadian Credit Agreement is hereby amended to read as follows:
““Permitted Liens” means with respect to (a) any Oil and Gas Property of the Parent or any Restricted Subsidiary of the types described in clauses (a), (b), (c), (e) and (f) of the definition of “Oil and Gas Properties” evaluated in the Reserve Reports used in the most recent determination of the Global Borrowing Base, the Liens permitted under clauses (a), (b), (c), (g), (h), (j) and (n) of Section 9.03, (b) any Equity Interests issued by any Restricted Subsidiary, Liens of the type described in clause (a) of the definition of “Excepted Liens” or clause (n) of Section 9.03 and (c) all property and assets (other than those referred to in the foregoing clauses (a) and (b)), Liens of the type listed under Section 9.03.”
(g)    The definition of “Secured Parties” in
(i) U.S. Credit Agreement is hereby amended to read:
““Secured Parties” means the Agents, the Lenders, the Bank Product Providers, Secured Swap Providers and any Issuing Bank.”
(ii) Canadian Credit Agreement is hereby amended to read:
““Secured Parties” means the Agents, the Lenders, the Bank Product Providers, Secured Swap Providers and any Issuing Bank.”
2.3    Amendment to Section 6.02—Each Credit Event.
(a)    Section 6.02 of the U.S. Credit Agreement is hereby amended by adding the following words to the end of Section 6.02(a) before the period:
“ and no Secured Indebtedness or Canadian Secured Indebtedness will fail to constitute “Senior Obligations” (as defined in the Second Lien Intercreditor Agreement attached to the Fifth Omnibus Amendment as Exhibit C).”
(b)    Section 6.02 of the Canadian Credit Agreement is hereby amended by adding the following words to the end of Section 6.02(a) before the period:
“ and no Secured Indebtedness or U.S. Secured Indebtedness will fail to constitute “Senior Obligations” (as defined in the Second Lien Intercreditor Agreement attached to the Fifth Omnibus Amendment as Exhibit C).”
2.4    Amendment to Section 8.01(h) —Other Requested Information.
(a)    The parenthetical in Section 8.01(h) of the U.S. Credit Agreement is hereby amended to read:
“(including, without limitation, (i) any Canadian Pension Plan, Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA and (ii) the “Cap Amount” and the Borrower or any Restricted Subsidiary’s incurrence or issuance of Debt, if any, secured by a “Prior Lien” or the existence of such Debt (for purposes of this parenthetical, each quoted term has the meaning ascribed to it in the Second Lien Intercreditor Agreement attached as Exhibit C to the Fifth Omnibus Amendment))”

(b)    The parenthetical in Section 8.01(h) of the Canadian Credit Agreement is hereby amended to read:
“(including, without limitation, (i) any Canadian Pension Plan, Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA and (ii) the “Cap Amount” and the Parent or any Restricted Subsidiary’s incurrence or issuance of Debt, if any, secured by a “Prior Lien” or the existence of such Debt (for purposes of this parenthetical, each quoted term has the meaning ascribed to it in the Second Lien Intercreditor Agreement attached as Exhibit C to the Fifth Omnibus Amendment))”

2.5    Amendment to Section 8.13(c)—Additional Guarantors.
(a)    Section 8.13(c)(ii)(A) of the U.S. Credit Agreement is hereby amended to add the words “and other Person who executes the Guaranty Agreement to guarantee payment of the Secured Indebtedness” before the “;”.
(b)    Section 8.13(c)(i) of the Canadian Credit Agreement is hereby amended to add the words “and other Person who executes the U.S. Guaranty Agreement to guarantee payment the U.S. Secured Indebtedness” before the “;”.
2.6    Amendments to Section 9.02—Debt.
(a)    Section 9.02(u) of the U.S. Credit Agreement is hereby amended to read:
“(u)    Debt under the Second Lien Debt Documents incurred by the Borrower and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $825,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u) (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently); provided that (i) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Borrower to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that (x) in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant and (y) the terms of the Second Lien Debt Documents for such Permitted Second Lien Debt as disclosed to the Global Administrative Agent prior to the date hereof, are not materially more restrictive than the terms of the Loan Documents for purposes of this clause (ii)), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than (A) a provision whereby the Borrower will offer to repurchase the Permitted Second Lien Debt upon a change of control (as defined therein) subject to the conditions to making such repurchase set forth in Section 9.05(a) being satisfied, (B) a provision requiring the Borrower to repay the initial incurrence of Permitted Second Lien Debt using any proceeds thereof that were not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date thereof and (C) provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such Debt has a maturity no earlier than ninety-one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of Loans or the Canadian Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the Secured Indebtedness and Canadian Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Borrower and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;
provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $90,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Borrower, the Global Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”
(b)    Section 9.02(u) of the Canadian Credit Agreement is hereby amended to read:
“(u)    Debt under the Second Lien Debt Documents incurred by the Parent and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $825,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u) (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently); provided that (i) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Parent to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that (x) in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant and (y) the terms of the Second Lien Debt Documents for such Permitted Second Lien Debt as disclosed to the Global Administrative Agent prior to the date hereof are not materially more restrictive than the terms of the Loan Documents for purposes of this clause (ii)), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than (A) a provision whereby the Parent will offer to repurchase the Permitted Second Lien Debt upon a change of control (as defined therein) subject to the conditions to making such repurchase set forth in Section 9.05(a) being satisfied, (B) a provision requiring the Borrower to repay the initial incurrence of Permitted Second Lien Debt using any proceeds thereof that were not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date thereof and (C) provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such Debt has a maturity no earlier than ninety-one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of U.S. Loans or the Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the U.S. Secured Indebtedness and Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Parent and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;
provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the

Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $90,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Parent, the Global Administrative Agent, the Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”

2.7    Amendments to Section 9.05—Repayment of Debt; Amendment of Indentures and Second Lien Debt Agreement
(a)    Section 9.05(a)(III)(iii) of the U.S. Credit Agreement is hereby amended to read:
“(iii)    Redeem Existing Debt, Permitted Additional Debt or Permitted Second Lien Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Global Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01; and”
(b)    Section 9.05(a)(III)(iii) of the Canadian Credit Agreement is hereby amended to read:
“(iii)    Redeem Existing Debt, Permitted Additional Debt or Permitted Second Lien Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global

Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Parent is in pro forma compliance with Section 9.01; and”
(c)    Section 9.05 of each Combined Credit Agreement is hereby amended by adding the following new Section 9.05(a)(III)(iv):
“(iv)    Redeem the initial incurrence of Permitted Second Lien Debt (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently) using the net cash proceeds from the issuance of such Permitted Second Lien Debt to the extent such proceeds are not used to Redeem Existing Debt or pay Specified Second Lien Transaction Costs, in each case, within ninety (90) days of the closing date of such Permitted Second Lien Debt.”

(d)    The proviso in clause (ii) of Section 9.05(b) of each of the Combined Credit Agreements is hereby amended to add the words “contemporaneous or future” immediately prior to the words “refinancing of the Existing Subordinated Notes”.
(e)    Section 9.05(c) of the U.S. Credit Agreement is hereby amended to read:
“(c)    if the Borrower or any Restricted Subsidiary issues any Debt that is subordinated in right of payment to the Secured Indebtedness or the Canadian Secured Indebtedness, as applicable, designate any other Debt (other than the Secured Indebtedness, the Canadian Secured Indebtedness, the Existing Debt, any Permitted Additional Debt and any Permitted Second Lien Debt) as “designated senior indebtedness” or “designated guarantor senior indebtedness” or gives any such other Debt any other similar designation for the purposes of any instrument under which that subordinated Debt is issued.”

(f)    Section 9.05(c) of the Canadian Credit Agreement is hereby amended to read:
“(c)    if the Parent or any Restricted Subsidiary issues any Debt that is subordinated in right of payment to the Secured Indebtedness or the U.S. Secured Indebtedness, as applicable, designate any other Debt (other than the Secured Indebtedness, the U.S. Secured Indebtedness, the Existing Debt, any Permitted Additional Debt and any Permitted Second Lien Debt) as “designated senior indebtedness” or “designated guarantor senior indebtedness” or give any such other Debt any other similar designation for the purposes of any instrument under which that subordinated Debt is issued.”

2.8    Amendment to Article 11—The Agents. Article 11 of each Combined Credit Agreement is hereby amended by adding the following new Section 11.12:
“Second Lien Intercreditor Agreement. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 12.04) hereby authorizes and directs the Global Administrative Agent to (a)(i) enter into a Second Lien Intercreditor Agreement on behalf of such Lender and (ii) amend the Security Instruments to reflect the existence of any

Permitted Second Lien Debt (including making any change thereto in order to ensure compliance with Section 8.13(f)) and (b) agrees that Global Administrative Agent may take such actions on its behalf as is contemplated by the terms of such Second Lien Intercreditor Agreement.”
2.9    Amendment to Section 12.03—Expenses.
(a)    Clause (i) of Section 12.03(a) of each Combined Credit Agreement is hereby amended by replacing the words “and the other Loan Documents” with the words “, the other Loan Documents and Second Lien Intercreditor Agreement”.
(b)    Clause (iv) of Section 12.03(a) of each Combined Credit Agreement is hereby amended by replacing the words “or any other Loan Document” with the words “, any other Loan Document or Second Lien Intercreditor Agreement”.
2.10    Typographical Amendment to Selected Section. Section 4.04 of the U.S. Credit Agreement is hereby amended by deleting the words “Section 4.05” and “Section 4.06” from the last sentence thereof.
Section 3.    Amendments to U.S. Guaranty and Canadian Guaranty.
3.1    The first sentence of Section 2 of each Guaranty is hereby amended by inserting the phrase “and the other Loan Documents” immediately after the phrase “set forth in the Credit Agreement”.
3.2    The first sentence of Section 7 of each of the U.S. Guaranty and Canadian Guaranty is hereby amended to read:
“If all or any part of the Secured Indebtedness at any time is secured, each Guarantor agrees that Administrative Agent and/or the Lenders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Document executed in connection with same, without, in either case, impairing or diminishing the obligations of each Guarantor hereunder.”

3.3    Section 18 of the U.S. Guaranty and Section 30 of the Canadian Guaranty are hereby amended to insert the words “in each case,” immediately before the word “segregated”.
3.4    Section 19(a) of the U.S. Guaranty and Section 31(a) of the Canadian Guaranty are each hereby amended to update to telecopy number of the General Counsel to be “817-665-5021”.
3.5    Section 22(a) of the U.S. Guaranty and Section 36(a) of the Canadian Guaranty are each hereby amended to read:

“(a)    At any time any Guarantor is sold or otherwise disposed of in a transaction permitted under the Credit Agreement, then in accordance with the terms of the Credit Agreement (including, without limitation, Section 8.13 and 9.10(d)) and receipt by the Administrative Agent of the evidence required by Section 8.13(d) of the Credit Agreement in connection with any such release, such Guarantor shall be released automatically from its obligations under this Guaranty.”.
Section 4.    Amendments to Pledge Agreements.
4.1    Recital C of the U.S. Pledge Agreement is hereby amended to read:
“The Borrowers, the other Pledgors and/or one or more of the Borrower’s Restricted Subsidiaries and Secured Swap Providers (as defined in each of the Credit Agreements) (such secured swap providers, collectively, the “Secured Swap Providers” and each, a “Secured Swap Provider”) have entered into, or may enter into, Swap Agreements (collectively, the “Secured Swap Agreements” and each, a “Secured Swap Agreement”).”
4.2    Recital B of the Canadian Pledge Agreement is hereby amended to read:
“The Borrower, the other Pledgors and/or one or more of the Canadian Credit Parties and Secured Swap Providers have entered into, or may enter into, Swap Agreements (collectively, the “Secured Swap Agreements” and each, a “Secured Swap Agreement”).”
4.3    The following definition is hereby added where alphabetically appropriate to each of the Pledge Agreements:
(c)    ““Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing (other than, prior to the date of such conversion, Debt that is convertible into any such Equity Interests).”
4.4    Section 4.04(a) of the U.S. Pledge Agreement and Section 4.03(a) of the Canadian Pledge Agreement are hereby amended to delete the word “stock” immediately after the phrase “shall receive any”.
4.5    Section 4.04(d) of the U.S. Pledge Agreement and Section 4.03(d) of the Canadian Pledge Agreement are hereby amended to replace the word “occurrences” with the word “occurrence” in the last sentence thereof.
4.6    Section 7.06(a) of the U.S. Pledge Agreement is hereby amended to read:
(a)    “All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Combined Loan Document to which it is a party shall be considered to have been relied upon by the Pledgee and the Combined Secured Parties and shall survive the execution and delivery of this Agreement and the making of any Combined

Loans and issuance of any Combined Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Pledgee or any Combined Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Secured Obligations are Paid In Full In Cash. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Combined Loans, the expiration or termination of the Combined Letters of Credit and the Combined Commitments or the termination of this Agreement, any other Combined Loan Document or any provision hereof or thereof.”.
4.7    Section 7.06(a) of the Canadian Pledge Agreement is hereby amended to read:
(b)    “All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Pledgee and the Secured Parties and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Pledgee or any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Secured Obligations are Paid In Full In Cash. The provisions of Section 7.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.”.
Section 5.    Conditions Precedent.
5.1    This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Fifth Amendment Effective Date”):
(c)    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Guarantors, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.
(d)    The Global Administrative Agent shall have received from each party duly executed counterparts of the Second Lien Intercreditor Agreement on terms reasonably satisfactory to the Global Administrative Agent.
(e)    The Global Administrative shall have received (i) reasonably satisfactory evidence that the funding of the initial incurrence of the Permitted Second Lien Debt (it being understood that such initial incurrence may be in the form of loans, notes or a combination thereof incurred substantially concurrently) shall have occurred or shall occur substantially concurrently with Fifth Amendment Effective Date, (ii) executed copies of all Second Lien Debt Documents in respect of such Permitted Second Lien Debt and (iii) a certificate satisfying the requirements of Section 9.02(u)(i) in respect of such Permitted Second Lien Debt.
(f)    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements.
Section 6.    Miscellaneous.
6.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Fifth Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Fifth Amendment Effective Date. Each Guarantor (as defined in the applicable Combined Credit Agreement) (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms (A) its respective obligations under the Loan Documents to which it is a party (including its guarantee obligations under the applicable Guaranty Agreement (as defined in the applicable Combined Credit Agreement) to which it is a party as amended hereby), all of which shall continue in full force and effect and (B) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Indebtedness or Canadian Secured Indebtedness, as the case may be, in accordance with the terms thereof, in each case, after giving effect to this Amendment. This Amendment is a Loan Document.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

6.4    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ John C. Regan
Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer

With respect to Sections 3, 4 and 6 hereof: COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer
COWTOWN GAS PROCESSING L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ John C. Regan
Name: John C. Regan
        Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Cowtown Pipeline Management, Inc., Cowtown Gas Processing L.P.’s general partner

COWTOWN PIPELINE L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ John C. Regan
Name: John C. Regan
        Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Cowtown Pipeline Management, Inc., Cowtown Pipeline L.P.’s general partner

BARNETT OPERATING LLC., a Delaware limited liability company
By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

SILVER STREAM PIPELINE COMPANY LLC., a Delaware limited liability company
By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

QPP HOLDINGS LLC, a Delaware limited liability company
By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer

QPP PARENT LLC, a Delaware limited liability company By: Quicksilver Resources Inc., its sole member

By: /s/ John C. Regan Name: John C. Regan Title: Senior Vice President – Chief Financial Officer and Chief Accounting Officer of Quicksilver Resources Inc., QPP Parent LLC’s sole member

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris Name: David Morris Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Deborah Booth Name: Deborah Booth Title: Vice President

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Alia Qaddumi Name: Alia Qaddumi Title: Vice President

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Ryan K. Michael Name: Ryan K. Michael Title: Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger Name: Randy Geislinger Title: Executive Director

By:	/s/ Kevin McConnell Name: Kevin McConnell Title: Executive Director

CIBC INC., as a Lender under the U.S. Credit Agreement

By:	/s/ Daria Mahoney Name: Daria Mahoney Title: Authorized Signatory

By:	/s/ Robert Casey Name: Robert Casey Title: Authorized Signatory

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Phil Ballard Name: Phil Ballard Title: Vice President

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Jonathan Cain Name: Jonathan Cain Title: Authorized Signatory

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Ekaterina Evseev Name: Ekaterina Evseev Title: Assistant Vice President

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed Name: Omer Ahmed Title: Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO
COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan Name: Umar Hassan Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Mark Roche Name: Mark Roche Title: Managing Director

By:	/s/ Michael Willis Name: Michael Willis Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory

By:	/s/ Michael Spaight Name: Michael Spaight Title: Authorized Signatory

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Authorized signatory

By:	/s/ Chris Gage Name: Chris Gage Title: Authorized signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Marcus M. Tarkington Name: Marcus M. Tarkington Title: Director

By:	/s/ Dusan Lazarov Name: Dusan Lazarov Title: Director

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Trevor Mulligan Name: Trevor Mulligan Title: Asset Manager

By:	/s/ Talal M. Kairouz Name: Talal M. Kairouz Title: Senior Asset Manager

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Chulley Bogle Name: Chulley Bogle Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO
COMBINED CREDIT AGREEMENTS

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement
By:    /s/ Terry Donovan
Name:    Terry Donovan
Title: Managing Director

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Authorized Signatory

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Wallace Wong Name: Wallace Wong Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Wallace Wong Name: Wallace Wong Title: Authorized Signatory

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ David Urban Name: David Urban Title: Associate Director

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ David Urban Name: David Urban Title: Associate Director

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Greg Smothers Name: Greg Smothers Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Greg Smothers Name: Greg Smothers Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 5 TO
COMBINED CREDIT AGREEMENTS

EXHIBIT A
[Please see attached]

EXHIBIT B
[Please see attached]

EXHIBIT C
[Please see attached]